CORNERSTONE STRATEGIC VALUE FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                         ------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 10, 2006

                         ------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund"), will be held at 11:30 a.m., eastern time, on April 10, 2006 at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

     1. To approve the election of three directors to hold office until the year 2009 Annual Meeting of Stockholders (Proposal No. 1); and

     2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 17, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Meeting or any adjournment thereof. The stock transfer books will not be closed.

     Copies of the Fund's most recent annual report may be ordered free of charge by any stockholder by writing to the Fund, c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect (212) 272-3550.

                                              By Order of the Board of Directors


                                              Thomas R. Westle Secretary



Dated: March 1, 2006

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION
CORPORATE ACCOUNTS                           VALID SIGNATURE

(1) ABC Corp                                 ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp                                 John Doe, Treasurer
(3) ABC Corp.
  c/o John Doe, Treasurer                    John Doe
(4) ABC Corp. Profit Sharing Plan            John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78     Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
  f/b/o John B. Smith, Jr. UGMA.             John B. Smith
(2) John B. Smith                            John B. Smith, Jr., Executor

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                         ------------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 10, 2006

                         ------------------------------


GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2006 (the "Meeting") to be held 11:30, eastern time, on April 10, 2006 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders of the Fund ("Stockholder(s)") on or about March 1, 2006.

     Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Scott B Rogers, Thomas H. Lenagh, and William
A. Clark as the nominees for Class II Director.

     In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

     At least one-third of the Fund's Stockholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

     The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on February 17, 2006 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 17, 2006 was 26,147,553. The Fund is a closed-end, diversified management investment company.

     Copies of the Fund's most recent annual report may be ordered free of charge to any Stockholder by writing to the Fund, c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect at (212) 272-3550. This report is not to be regarded as proxy-soliciting material.

     This Proxy Statement is first being mailed to Stockholders on or about March 1, 2006.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     In accordance with the Fund's By-laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     At the Meeting, Stockholders will be asked to elect three Class II Directors to hold office until the year 2009 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class II Directors, currently consisting of Messrs. Scott B. Rogers, Thomas H. Lenagh, and William A. Clark, expires at the year 2009 Annual Meeting or thereafter until his respective successor is duly elected and qualified. If elected, each nominee has consented to serve as a Director of the Fund until his successor is duly elected and qualified. Each Nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of these nominees. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table sets forth the names, addresses, ages and principal occupations of each of the nominees for election as Directors:

                                                       NOMINEES

                          POSITION(S)   TERM OF                                                DIRECTORSHIPS HELD BY
NAME AND                  WITH          OFFICE       PRINCIPAL OCCUPATION OVER                 NOMINEE FOR DIRECTOR
ADDRESS(1) (AGE)          FUND          SINCE        PAST 5 YEARS                              OUTSIDE OF FUND COMPLEX*
-------------------------------------------------------------------------------------------------------------------------
Class II Non-Interested Nominees to serve until the Year 2009 Annual Meeting of Stockholders

Scott B. Rogers           Director      2000         Chief Executive Officer, Asheville        Chairman and Director,
(50)                                                 Buncombe Community Christian              Recycling Unlimited;
                                                     Ministry; and President, ABCCM            Director of A-B Vision
                                                     Doctor's Medical Clinic; Appointee,       Board, Interdenominational
                                                     NC Governor's Commission on               Ministerial Alliance,
                                                     Welfare to Work; Director of              Faith Partnerships, Inc.
                                                     Cornerstone Total Return Fund, Inc.

Thomas H. Lenagh          Director      1987         Chairman of the Board of Photonics        Director of The Adams
(83)                                                 Products Group; Independent               Express Company and
                                                     Financial Adviser; Director of            Petroleum and Resources
                                                     Cornerstone Total Return Fund, Inc.       Corporation

Class II Interested Nominee to serve until the Year 2009 Annual Meeting of Stockholders

William A. Clark          Director      2004         Director and Stockholder of               Previous Director of The
(60)**                    and Vice                   Cornerstone Advisors, Inc.; Director      Austria Fund, Inc.
                          President                  of Cornerstone Total Return Fund,
                                                     Inc.; former financial consultant of

                                                    Deep Discount Advisors, Inc.

-------------
     (1) The mailing address of each Nominee with respect to Fund operations is 383 Madison Avenue, 23rd Floor, New York, NY 10179.
     * As of December 31, 2005, the Fund Complex is comprised of the Fund and Cornerstone Total Return Fund, Inc., both of which are managed by Cornerstone Advisors, Inc. Each of the above Nominees oversee both of the Funds in the Fund Comple x.
     ** Mr. Clark is an "interested person" as defined in the Investment Company Act because of his affiliation with Cornerstone Advisors, Inc.

                          REMAINING BOARD OF DIRECTORS

     The following tables set forth the names, addresses, ages and principal occupations of each of the remaining Directors of the Fund.


                          POSITION(S)   TERM OF                                                DIRECTORSHIPS HELD BY
NAME AND                  WITH          OFFICE       PRINCIPAL OCCUPATION OVER                 NOMINEE FOR DIRECTOR
ADDRESS(1) (AGE)          FUND          SINCE        PAST 5 YEARS                              OUTSIDE OF FUND COMPLEX*
-------------------------------------------------------------------------------------------------------------------------

Class I Non-Interested Director to serve until the Year 2008 Annual Meeting of Stockholders:

Edwin Meese III           Director       2001        Distinguished Fellow, The Heritage       Director of Carrington,
(74)                                                 Foundation Washington D.C.;              Laboratories Inc.
                                                     Distinguished Visiting Fellow at the
                                                     Hoover Institution, Stanford
                                                     University; Senior Adviser,
                                                     Revelation L.P.; formerly U.S.
                                                     Attorney General under President
                                                     Ronald Reagan; Director of
                                                     Cornerstone Total Return Fund, Inc.

Class I Interested Director to serve until the Year 2008 Annual Meeting of Stockholders:

Ralph W. Bradshaw         Chairman       1998        President, Cornerstone Advisors,         Previous Director of The
(55)**                    of the Board               Inc.; Financial Consultant; President    Austria Fund, Inc.
                          of Directors               and Director of Cornerstone Total
                          and President              Return Fund, Inc.

Class III Non-Interested Directors to serve until the Year 2007 Annual Meeting of Stockholders

Glenn W. Wilcox, Sr.      Director       2000        Chairman of the Board and Chief          Director of Wachovia
(74)                                                 Executive Officer of Wilcox Travel       Corp. WNC Regional
                                                     Agency, Inc.; Director of                Advisory Board;
                                                     Cornerstone Total Return Fund, Inc.      Director of Champion
                                                                                              Industries, Inc.; and
                                                                                              Chairman of Tower
                                                                                              Associates, Inc. (a real
                                                                                              estate venture)

Andrew A. Strauss         Director       2000        Attorney and senior member of            Director of Memorial
(52)                                                 Strauss & Associates, P.A.,              Mission Hospital
                                                     Attorneys, Asheville and                 Foundation, Deerfield
                                                     Hendersonville, NC; previous             Episcopal Retirement
                                                     President of White Knight                Community and
                                                     Healthcare, Inc. and LMV Leasing,        Asheville
                                                     Inc., a wholly owned                     Symphony
                                                     subsidiary of Xerox Credit
                                                     Corporation; Director of Cornerstone
                                                     Total Return Fund, Inc.

 -----------
     (1) The mailing address of each Director with respect to Fund operations is 383 Madison Avenue, 23rd Floor, New York, NY 10179.
     * As of December 31, 2005, the Fund Complex is comprised of the Fund and Cornerstone Total Return Fund, Inc., both of which are managed by Cornerstone Advisors, Inc. Each of the above Directors oversee both of the Funds in the Fund Complex.
     ** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act because of his affiliation with Cornerstone Advisors, Inc.

     The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2005. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                          DOLLAR RANGE OF EQUITY          AGGREGATE DOLLAR RANGE OF EQUITY
                          SECURITIES IN                   SECURITIES IN ALL FUNDS OVERSEEN BY
NAME                      THE FUND                        DIRECTORS IN FUND COMPLEX
----------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

Edwin Meese III           0                               0
Andrew A. Strauss         $1-$10,000                      $10,001-$50,000
Thomas H. Lenagh          0                               0
Glenn W. Wilcox Sr.       $1-$10,000                      $10,001-$50,000
Scott B. Rogers           0                               0

INTERESTED DIRECTORS

Ralph W. Bradshaw         $50,001-$100,000                Over $100,000
William A. Clark          Over $100,000                   Over $100,000


                               EXECUTIVE OFFICERS

In addition to Messrs. Bradshaw and Clark, the current officers of the Fund are:

NAME AND                                            TERM OF
ADDRESS (AGE)               POSITION WITH FUND      OFFICE SINCE        PRINCIPAL OCCUPATION OVER PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
Gary A. Bentz               Chief Compliance        2004                Chief Financial Officer, Chairman and
(49)(1)                     Officer                                     Stockholder of Cornerstone Advisors, Inc.;
                                                                        previous Director, Vice President and
                                                                        Treasurer of the Fund and Cornerstone Total Return
                                                                        Fund, Inc.; previous Director of The Austria Fund;
                                                                        Financial Consultant, C.P.A; Chief
                                                                        Compliance Officer of Cornerstone Total
                                                                        Return Fund, Inc.

Thomas R. Westle            Secretary               2000                Partner, Blank Rome LLP, a law firm;
405 Lexington Ave.                                                      previous partner at Spitzer & Feldman P.C.,
(52)                                                                    a law firm



Jodi B. Levine              Treasurer               2004                Associate Director, Bear, Stearns & Co. Inc.
(36)(1)

(1) The officers' address is the same as the Fund's.

     Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2005, to each Director of the Fund in his capacity solely as a Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

                         DIRECTOR    AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM FUND AND
NAME OF DIRECTOR         SINCE       FROM FUND                  FUND COMPLEX* PAID TO DIRECTOR
-------------------------------------------------------------------------------------------------
Glenn W. Wilcox, Sr.     2000        $20,100                    $30,200
Andrew A. Strauss        2000        $20,100                    $30,200
Edwin Meese III          2001        $20,100                    $30,100
Scott B. Rogers          2000        $20,100                    $30,200
Thomas H. Lenagh         1987        $20,100                    $30,200


* For compensation purposes, the Fund Complex refers to the Fund and Cornerstone Total Return Fund, Inc., both of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2005.

     Each Director attended at least seventy-five (75%) percent or more of the seven (7) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.


THE AUDIT COMMITTEE

     During the fiscal year ended December 31, 2005, the Audit Committee was composed of all independent directors, as such term is defined in Section 2(a)(19) of the Investment Company Act and Section 121A of the American Stock Exchange, LLC ("AMEX") rules. The members of the Audit Committee during this period were Messrs. Wilcox, Sr., Strauss, Meese, Lenagh and Rogers. The Board of Directors has adopted an audit committee charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened three (3) times during the fiscal year.

     The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbannes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Lenagh, Strauss, Meese, and Rogers, all of whom are independent directors of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act and in Section 121A of the AMEX rules. The Committee has a written charter. The Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the mutual fund industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

     The Committee will consider all nominees recommended by Stockholders of the Fund, so long as Stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. Currently, the By-laws provide that the deadline for submitting a Stockholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2007 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is November 1, 2006. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on December 1, 2006 nor earlier than the close of business on November 1, 2006. Stockholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of Stockholder proposals and director nominations.

     During the calendar year ended December 31, 2005, the Nominating Committee met and discussed the nomination of the Class I Directors for the 2005 Annual Meeting of Stockholders. In 2006, the Committee met and discussed the nomination of the Class II Directors of the Fund for the 2006 Annual Meeting of Stockholders. Each Nominee was recommended by the non-interested Directors.

REQUIRED VOTE

     Directors are elected by a plurality (a simple majority of the votes cast at a meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. SCOTT B. ROGERS, THOMAS H. LENAGH, AND WILLIAM A. CLARK AS CLASS II DIRECTORS OF THE FUND.


                             AUDIT COMMITTEE REPORT

     On February 17, 2006, the Audit Committee met with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent registered public accounting firm, Tait, Weller & Baker, to discuss and review the Fund's audited financial statements for the fiscal year ended December 31, 2005. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

     The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

     Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission ("SEC").

     This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

     The Audit Committee of the Board of Directors has selected Tait, Weller & Baker to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.


                          Respectfully submitted,


                          Glenn W. Wilcox, Sr., Andrew A. Strauss Scott,
                          B. Rogers, Edwin Meese III, Thomas H. Lenagh


              RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund's independent registered public accounting firm for the calendar year ended December 31, 2005, was the firm of Tait, Weller & Baker. The Audit Committee has selected Tait, Weller & Baker to be the Fund's registered public accounting firm for the calendar year ended December 31, 2006.

     A representative of Tait, Weller & Baker is not expected to be present at the Annual Meeting of Stockholders, but may be available by telephone to respond to appropriate questions from Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker as of or for the year ended December 31, 2005 and 2004 were:

      SERVICE                      2005                       2004
--------------------------------------------------------------------------------
      Audit Fees                  $15,600                    $15,000
      Audit-Related Fees           0                            0
      Tax Fees                     $3,100                     $3,000
      All Other Fees                0                         $4,250
      Total                       $18,700                    $22,250

     All of the services performed by the Fund's independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. The Audit Fees for the years ended December 31, 2005 and 2004 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2005 and 2004 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual. The amount listed above for "All Other Fees", includes fees incurred related to merger, accounting research, and other special projects.

     The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker are compatible with maintaining Tait, Weller & Baker's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the calendar year ended December 31, 2005, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker did not perform any services on behalf of Cornerstone Advisors, Inc.

       INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

      Cornerstone Advisors, Inc. has acted as the Fund's investment adviser ("Investment Adviser") since 2001, and has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Cornerstone Advisors, Inc. was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to one other closed-end fund, Cornerstone Total Return Fund, Inc. Messrs. Bradshaw, Bentz and Clark are the only stockholders of the Investment Adviser.

     Mr. Bradshaw, an owner of Cornerstone Advisors, Inc., is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, formerly the Vice President, Treasurer and a Director of the Fund and currently Chief Compliance Officer of the Fund, and Mr. Clark, Vice President and a Director of the Fund, are also owners of Cornerstone Advisors, Inc. The address of Messrs. Bradshaw, Bentz, and Clark is One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE ADMINISTRATOR

      Bear Stearns Funds Management Inc., whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the Administrator of the Fund.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC and the AMEX. In an earlier filing dated June 23, 2005, reported holdings in the Fund's Common Stock by Mr. Strauss were misstated. An amendment was filed on December 14, 2005 when the misstatement was discovered and Mr. Strauss is now in compliance with
Section 16(a). Other than this instance, the Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2005.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

      The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER        SHARES OF COMMON STOCK
                                            BENEFICIALLY OWNED
--------------------------------------------------------------------------------
Doliver Capital Management, Inc.(1)         Amount                        %
1800 Bering Drive, Suite 850                2,293,253                   9.42%
Houston, TX 77057

(1) Based solely upon information presented in a Schedule 13G/A, filed February 13, 2006, filed by Doliver Capital Management, Inc.
     Additionally, on February 17, 2006, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 24,166,702 shares of the Fund, equal to approximately 92.42% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

     The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

     The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20594, at prescribed rates.


                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.


                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by Stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2007, must be received by the Fund addressed to Cornerstone Strategic Value Fund, Inc., c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 in advance of the meeting as set forth in this document.

                                      CORNERSTONE STRATEGIC VALUE FUND, INC.


                                      Thomas R. Westle, Secretary

Dated: March 1, 2006